Security Information








Security Purchased
Comparison Security
Comparison Security

CUSIP
18451QAB4
36155WAE6
458207AG2

Issuer
CLEAR CHANNEL WORLDWIDE
GCI INC
INTELSAT JACKSON HLDG

Underwriters
Citigroup, Credit Suisse, Deutsche Bank,
Goldman Sachs, Morgan Stanley, Bank of
America, Barclays, Moelis & Co
Calyon Securities, Deutsche Bank, Janney
Montgomery Scott, Morgan Stanley,
Oppenheimer, RBC
Bank of America, Barclays, Credit Suisse,
Morgan Stanley, Deutsche Bank,  Goldman
Sachs, JP Morgan

Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years

Security
CCU 9 1/4 12/15/17
GNCMA 8 5/8 11/15/19
INTEL 8 1/2 11/01/19

Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A

Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A

Firm commitment underwriting?
Yes
Yes
Yes

Trade date/Date of Offering
12/18/2009
10/29/2009
10/14/2009

Total amount of offering sold to QIBs
2,000,000,000
425,000,000
500,000,000

Total amount of any concurrent public offering
0
0
0

Total
2,000,000,000
425,000,000
500,000,000

Public offering price
100.000
99.170
99.166

Price paid if other than public offering price
N/A
N/A
N/A

Underwriting spread or commission
2.15%
2.00%
1.75%

Rating
B2 / B
B2 / BB-
B3 / B+

Current yield
8.85%
8.37%
8.15%

Benchmark vs Spread (basis points)
602
533
521









Fund Specific Information








Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*

DWS Funds







DWS Balanced Fund
50,000
 $
50,000.00
0.00%
3.00%
0.60%
12/31/2009

DWS High Income Fund
3,100,000
 $
3,100,000.00
0.16%
3.00%
0.60%
12/31/2009

DWS High Income Plus Fund
675,000
 $
675,000.00
0.03%
3.00%
0.66%
12/31/2009

DWS High Income Trust
375,000
 $
375,000.00
0.02%
3.00%
0.99%
12/31/2009

DWS High Income VIP
400,000
 $
400,000.00
0.02%
3.00%
0.87%
12/31/2009

DWS Lifecycle Long Range Fund
30,000
 $
30,000.00
0.00%
3.00%
0.61%
12/31/2009

DWS Multi Market Income Trust
460,000
 $
460,000.00
0.02%
3.00%
0.59%
12/31/2009

DWS Strategic Income Fund
325,000
 $
325,000.00
0.02%
3.00%
0.55%
12/31/2009

DWS Strategic Income Trust
125,000
 $
125,000.00
0.01%
3.00%
-0.22%
12/31/2009

DWS Strategic Income VIP
60,000
 $
60,000.00
0.00%
3.00%
0.67%
12/31/2009

Total
5,600,000
 $
5,600,000.00
0.28%












^The Security and Fund Performance is c
alculated based on information provided by State Street Bank.





*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



























Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
18451QAA6
36155WAE6
458207AG2
Issuer
CLEAR CHANNEL WORLDWIDE
GCI INC
INTELSAT JACKSON HLDG
Underwriters
Citigroup, Credit Suisse, Deutsche Bank,
Goldman Sachs, Morgan Stanley, Bank of
America, Barclays Capital, Moelis & Co
Calyon Securities, Deutsche Bank, Janney
Montgomery Scott, Morgan Stanley,
Oppenheimer, RBC
Bank of America, Barclays Capital, Credit
Suisse, Morgan Stanley, Deutsche Bank,
Goldman Sachs, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CCU 9 1/4 12/15/17
GNCMA 8 5/8 11/15/19
INTEL 8 1/2 11/01/19
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/18/2009
10/29/2009
10/14/2009
Total amount of offering sold to QIBs
500,000,000
425,000,000
500,000,000
Total amount of any concurrent public offering
0
0
0
Total
500,000,000
425,000,000
500,000,000
Public offering price
100.000
99.170
99.166
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.15%
2.00%
1.75%
Rating
B2 / B
B2 / BB-
B3 / B+
Current yield
9.00%
8.37%
8.15%
Benchmark vs Spread (basis points)
602
533
521







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS Balanced Fund
15,000
 $
15,000.00
0.00%
2.00%
0.60%
12/31/2009
DWS High Income Fund
775,000
 $
775,000.00
0.16%
2.00%
0.60%
12/31/2009
DWS High Income Plus Fund
165,000
 $
165,000.00
0.03%
2.00%
0.66%
12/31/2009
DWS High Income Trust
95,000
 $
95,000.00
0.02%
2.00%
0.99%
12/31/2009
DWS High Income VIP
100,000
 $
100,000.00
0.02%
2.00%
0.87%
12/31/2009
DWS Lifecycle Long Range Fund
10,000
 $
10,000.00
0.00%
2.00%
0.61%
12/31/2009
DWS Multi Market Income Trust
115,000
 $
115,000.00
0.02%
2.00%
0.59%
12/31/2009
DWS Strategic Income Fund
80,000
 $
80,000.00
0.02%
2.00%
0.55%
12/31/2009
DWS Strategic Income Trust
30,000
 $
30,000.00
0.01%
2.00%
-0.22%
12/31/2009
DWS Strategic Income VIP
15,000
 $
15,000.00
0.00%
2.00%
0.67%
12/31/2009
Total
1,400,000
 $
1,400,000.00
0.28%










^The Security and Fund Performance is
calculated based on information
provided by State Street Bank.





*If a Fund executed multiple sales of a
security,
the final sale date is listed.
 If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.












































Security Information









Security Purchased
Comparison Security
Comparison Security


CUSIP
302203AA2
36155WAE6
458207AG2


Issuer
EXPRO FINANCE LUXEMBOURG
GCI INC
INTELSAT JACKSON HLDG


Underwriters
Deutsche Bank, Goldman Sachs, Natixis
Securities, RBC
Calyon Securities, Deutsche Bank, Janney
Montgomery Scott, Morgan Stanley,
Oppenheimer, RBC
Bank of America, Barclays Capital, Credit
Suisse, Morgan Stanley, Deutsche Bank,
Goldman Sachs, JP Morgan


Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years


Security
EXPRO 8 1/2 12/15/16
GNCMA 8 5/8 11/15/19
INTEL 8 1/2 11/01/19


Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A


Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A


Firm commitment underwriting?
Yes
Yes
Yes


Trade date/Date of Offering
12/14/2009
10/29/2009
10/14/2009


Total amount of offering sold to QIBs
1,400,000,000
425,000,000
500,000,000


Total amount of any concurrent public offering
0
0
0


Total
1,400,000,000
425,000,000
500,000,000


Public offering price
96.207
99.170
99.166


Price paid if other than public offering price
N/A
N/A
N/A


Underwriting spread or commission
2.00%
2.00%
1.75%


Rating
B1 / B+
B2 / BB-
B3 / B+


Current yield
8.59%
8.37%
8.15%


Benchmark vs Spread (basis points)
622
533
521











Fund Specific Information









Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*


DWS Funds








DWS Balanced Fund
40,000
 $
38,482.80
0.00%
3.16%
-0.22%
12/31/2009


DWS High Income Fund
4,465,000
 $
4,641,034.44
0.32%
3.16%
1.10%
12/31/2009


DWS High Income Plus Fund
965,000
 $
928,397.55
0.07%
3.16%
1.30%
12/31/2009


DWS High Income Trust
560,000
 $
538,759.20
0.04%
3.16%
1.51%
12/31/2009


DWS High Income VIP
575,000
 $
553,190.25
0.04%
3.16%
1.08%
12/31/2009


DWS Lifecycle Long Range Fund
25,000
 $
24,051.75
0.00%
3.16%
-0.12%
12/31/2009


DWS Multi Market Income Trust
660,000
 $
634,966.20
0.05%
3.16%
1.11%
12/31/2009


DWS Strategic Income Fund
480,000
 $
461,793.60
0.03%
3.16%
0.00%
12/31/2009


DWS Strategic Income Trust
185,000
 $
177,982.95
0.01%
3.16%
1.17%
12/31/2009


DWS Strategic Income VIP
45,000
 $
43,293.15
0.00%
3.16%
0.00%
12/31/2009


Total
8,000,000
 $
8,041,951.89
0.57%














^The Security and Fund Performance is calculated based on information provided by State Street Bank.






*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















































2.5%
BANK OF AMERICA
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
053773AK3
431318AJ3
563571AG3
Issuer
AVIS BUDGET CAR RENTAL LLC
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
BAC, BCLY, CITI, DB, JPM
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CAR 9 5/8 03/15/18
HILCRP 8 02/15/22
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/5/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to QIBs
450,000,000
300,000,000
400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
450,000,000
300,000,000
400,000,000
Public offering price
98.63
98.32
100.
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
0.02%
0.02%
Rating
B3 /B
B2/BB-
Caa1/BB-
Current yield
9.1
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
655
455
609
DWS High Income Trust
135,000
133,157
0.03%
5.95%
2.27%
3/31/2010
$
DWS High Income VIP
260,000
256,435
0.06%
5.95%
1.64%
3/31/2010
$
DWS High Income Fund
2,120,000
2,090,956
0.46%
5.95%
1.78%
3/31/2010
$
DWS Strategic Income VIP
45,000
44,384
0.01%
5.95%
1.09%
3/31/2010
$
DWS Lifecycle Long Range Fund
25,000
24,659
0.01%
5.95%
1.67%
3/31/2010
$
DWS High Income Plus Fund
470,000
463,561
0.10%
5.95%
1.72%
3/31/2010
$
DWS Strategic Income Fund
240,000
236,712
0.05%
5.95%
1.12%
3/31/2010
$
DWS Multi Market Income Trust
160,000
157,808
0.04%
5.95%
2.15%
3/31/2010
$
DWS Strategic Income Trust
45,000
44,383
0.01%
5.95%
2.19%
3/31/2010
$
Total
3,500,000
3,452,050
0.77%
^The Security and Fund Performance is
calculated based on information provided by
State Street Bank.
*If a Fund executed multiple sales of a security,
the final sale date is listed. If a Fund still held the
security as of the quarter-end, the quarter-end date
is listed.
$
JP MORGAN
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
097751AS0
431318AJ3
563571AG3
Issuer
BOMBARDIER INC
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
DB, MS, UBS, BNP, CITI, RBC
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
BOMB 7.5 2018
HILCRP 8 02/15/31
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/15/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to QIBs
650,000,000
300,000,000
400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
650,000,000
300,000,000
400,000,000
Public offering price
100
98.32
100.
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
7.50%
0.02%
0.02%
Rating
Ba2 /BB+
B2/BB-
Caa1/BB-
Current yield
7.2
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
415
455
609
DWS High Income Trust
140,000
140,000
0.02%
4.25%
1.28%
3/31/2010
$
DWS High Income VIP
135,000
135,000
0.02%
4.25%
1.04%
3/31/2010
$
DWS High Income Fund
1,105,000
1,105,000
0.17%
4.25%
1.12%
3/31/2010
$
DWS Strategic Income VIP
25,000
25,000
0.00%
4.25%
0.58%
3/31/2010
$
DWS Lifecycle Long Range Fund
10,000
10,000
0.00%
4.25%
1.06%
3/31/2010
$
DWS High Income Plus Fund
245,000
245,000
0.04%
4.25%
1.26%
3/31/2010
$
DWS Strategic Income Fund
125,000
125,000
0.02%
4.25%
0.47%
3/31/2010
$
DWS Multi Market Income Trust
170,000
170,000
0.03%
4.25%
1.06%
3/31/2010
$
DWS Strategic Income Trust
45,000
45,000
0.01%
4.25%
1.10%
3/31/2010
$
Total
2,000,000
2,000,000
0.31%
^The Security and Fund Performance is
calculated based on information provided by
State Street Bank.
*If a Fund executed multiple sales of a security,
the final sale date is listed. If a Fund still held the
security as of the quarter-end, the quarter-end date
is listed.
$
JP MORGAN
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
097751AV3
431318AJ3
563571AG3
Issuer
BOMBARDIER INC
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
DB, MS, UBS, BNP, CITI
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
BOMB 7.75 2020
HILCRP 8 02/15/40
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/15/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to QIBs
850,000,000
300,000,000
400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
850,000,000
300,000,000
400,000,000
Public offering price
100
98.32
100.
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
1.50%
0.02%
0.02%
Rating
Ba2 /BB+
B2/BB-
Caa1/BB-
Current yield
1.5
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
404
455
609
DWS High Income Trust
355,000
355,000
0.04%
4.50%
1.28%
3/31/2010
$
DWS High Income VIP
340,000
340,000
0.04%
4.50%
1.04%
3/31/2010
$
DWS High Income Fund
2,760,000
2,760,000
0.32%
4.50%
1.12%
3/31/2010
$
DWS Strategic Income VIP
55,000
55,000
0.01%
4.50%
0.58%
3/31/2010
$
DWS Lifecycle Long Range Fund
30,000
30,000
0.00%
4.50%
1.06%
3/31/2010
$
DWS High Income Plus Fund
605,000
605,000
0.07%
4.50%
1.26%
3/31/2010
$
DWS Strategic Income Fund
315,000
315,000
0.04%
4.50%
0.47%
3/31/2010
$
DWS Multi Market Income Trust
425,000
425,000
0.05%
4.50%
1.06%
3/31/2010
$
DWS Strategic Income Trust
115,000
115,000
0.01%
4.50%
1.10%
3/31/2010
$
Total
5,000,000
5,000,000
0.59%
^The Security and Fund Performance is
calculated based on information provided
by State Street Bank.
*If a Fund executed multiple sales of a security,
the final sale date is listed. If a Fund still held the
security as of the quarter-end, the quarter-end date
is listed.
$
JP MORGAN
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
153527AG1
92203PAD8
695459AE7
Issuer
CENTRAL GARDEN AND PET CO
VANGUARD HLT HDG LLC/INC
PAETEC HOLDING CORP
Underwriters
JPM, OPCO, DB, SUNTRST
JPM, DB
BAC, DB, CS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CENT 8.25 2018
VANGUA 8 02/01/20
PAET 8 7/8 06/30/17
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/25/2010
1/20/2010
1/7/2010
Total dollar amount of offering sold to QIBs
400,000,000
950,000,000
300,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
400,000,000
950,000,000
300,000,000
Public offering price
100
98.32
100.53
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
0.02%
0.02%
Rating
B2/B
B3/CCC+
NR/NR
Current yield
8.1
8
8.875
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
565
494
539
DWS High Income Trust
230,000
230,000
0.06%
1.38%
3.95%
3/31/2010
$
DWS High Income Fund
1,765,000
1,765,000
0.44%
1.38%
3.34%
3/31/2010
$
DWS Strategic Income VIP
35,000
35,000
0.01%
1.38%
2.03%
3/31/2010
$
DWS Lifecycle Long Range Fund
20,000
20,000
0.01%
1.38%
4.42%
3/31/2010
$
DWS High Income Plus Fund
385,000
385,000
0.10%
1.38%
3.67%
3/31/2010
$
DWS Strategic Income Fund
210,000
210,000
0.05%
1.38%
1.99%
3/31/2010
$
DWS Multi Market Income Trust
280,000
280,000
0.07%
1.38%
4.42%
3/31/2010
$
DWS Strategic Income Trust
75,000
75,000
0.02%
1.38%
3.70%
3/31/2010
$
Total
3,000,000
3,000,000
0.78%
^The Security and Fund Performance is
calculated based on information provided
by State Street Bank.
*If a Fund executed multiple sales of a security,
the final sale date is listed. If a Fund still held the
 security as of the quarter-end, the quarter-end date
is listed.
$
BANK OF AMERICA
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
171871AM8
431318AJ3
563571AG3
Issuer
CINCINNATI BELL INC
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
BAC, BCLY, DB, MS, RBS, WELLS
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CBB 8.75 2018
HILCRP 8 02/15/44
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/10/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to QIBs
625,000,000
300,000,000
400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
625,000,000
300,000,000
400,000,000
Public offering price
98.60
98.32
100.00
00
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
0.02%
0.02%
Rating
B2 /B-
B2/BB-
Caa1/BB-
Current yield
8.5
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
565
455
609
DWS High Income Trust
1,295,000
1,276,870
0.20%
2.31%
1.50%
3/31/2010
$
DWS High Income VIP
350,000
345,100
0.06%
2.31%
1.19%
3/31/2010
$
DWS High Income Fund
3,155,000
3,110,830
0.50%
2.31%
1.34%
3/31/2010
$
DWS Strategic Income VIP
170,000
167,620
0.03%
2.31%
0.67%
3/31/2010
$
DWS Lifecycle Long Range Fund
95,000
93,670
0.01%
2.31%
1.18%
3/31/2010
$
DWS High Income Plus Fund
695,000
685,270
0.11%
2.31%
1.26%
3/31/2010
$
DWS Strategic Income Fund
735,000
724,710
0.12%
2.31%
0.69%
3/31/2010
$
DWS Multi Market Income Trust
1,185,000
1,168,410
0.19%
2.31%
1.50%
3/31/2010
$
DWS Strategic Income Trust
320,000
315,520
0.05%
2.31%
1.49%
3/31/2010
$
Total
8,000,000
7,888,000
1.26%
^The Security and Fund Performance is
calculated based on information provided
by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed. If a
Fund still held the security as of the quarter-end,
the quarter-end date is listed.
$
CREDIT SUISSE
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
19190AAA5
097751AS0
701081AS0
Issuer
COFFEYVILLE RESOURCES LLC
BOMBARDIER INC
PARKER DRILLING CO
Underwriters
CS, DB, GS, RBS
DB, MS, UBS
BAC, RBS, BCLY
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CFVRES 9 2015
BOMB 7 1/2 03/15/20
PKD 9 1/8 04/01/18
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/25/2010
3/15/2010
3/11/2010
Total dollar amount of offering sold to QIBs
275,000,000
650,000,000
300,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
275,000,000
650,000,000
300,000,000
Public offering price
99.51
98.32
100.
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
0.02%
0.02%
Rating
Ba3 /BB-
Ba2/BB+
B1/B+
Current yield
8.9
7.5
9.125
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
651
415
576
DWS High Income Trust
70,000
69,657
0.03%
2.25%
0.32%
3/31/2010
$
DWS High Income VIP
70,000
69,657
0.03%
2.25%
0.15%
3/31/2010
$
DWS High Income Fund
545,000
542,330
0.20%
2.25%
0.43%
3/31/2010
$
DWS Strategic Income VIP
10,000
9,951
0.00%
2.25%
0.17%
3/31/2010
$
DWS Lifecycle Long Range Fund
10,000
9,951
0.00%
2.25%
0.60%
3/31/2010
$
DWS High Income Plus Fund
120,000
119,412
0.04%
2.25%
0.80%
3/31/2010
$
DWS Strategic Income Fund
65,000
64,682
0.02%
2.25%
0.00%
3/31/2010
$
DWS Multi Market Income Trust
85,000
84,584
0.03%
2.25%
0.32%
3/31/2010
$
DWS Strategic Income Trust
25,000
24,878
0.01%
2.25%
0.30%
3/31/2010
$
Total
1,000,000
995,110
0.36%
^The Security and Fund Performance
is calculated based on information provided
 by State Street Bank.
*If a Fund executed multiple sales of a
security,
 the final sale date is listed.
If a Fund still held the
security as of the quarter-end,
the quarter-end date
is listed.
$
CREDIT SUISSE
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
25380WAC0
431318AJ3
563571AG3
Issuer
DIGICEL GROUP LTD
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
CITI, CS, DB, MS
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
DLLTD 10.5 2018
HILCRP 8 02/15/44
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/16/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to QIBs
775,000,000
300,000,000
400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
775,000,000
300,000,000
400,000,000
Public offering price
100
98.32
100.
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
1.50%
0.02%
0.02%
Rating
Caa1/N/A
B2/BB-
Caa1/BB-
Current yield
10.1
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
715
455
609
DWS High Income Trust
100,000
100,000
0.01%
3.75%
1.17%
3/31/2010
$
DWS High Income VIP
190,000
190,000
0.02%
3.75%
0.89%
3/31/2010
$
DWS High Income Fund
1,530,000
1,530,000
0.20%
3.75%
1.12%
3/31/2010
$
DWS Strategic Income VIP
100,000
100,000
0.01%
3.75%
0.42%
3/31/2010
$
DWS Lifecycle Long Range Fund
100,000
100,000
0.01%
3.75%
0.35%
3/31/2010
$
DWS High Income Plus Fund
340,000
340,000
0.04%
3.75%
1.11%
3/31/2010
$
DWS Strategic Income Fund
175,000
175,000
0.02%
3.75%
0.26%
3/31/2010
$
DWS Multi Market Income Trust
115,000
115,000
0.01%
3.75%
0.96%
3/31/2010
$
DWS Strategic Income Trust
100,000
100,000
0.01%
3.75%
1.03%
3/31/2010
$
Total
2,750,000
2,750,000
0.35%
^The Security and Fund Performance is
calculated based on information provided
 by State Street Bank.
*If a Fund executed multiple sales of a security,
the final sale date is listed.
If a Fund still held the
security as of the quarter-end,
the quarter-end date
is listed.
$
GOLDMAN SACHS
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
345397VM2
18451QAA6
302203AA2
Issuer
FORD MOTOR CREDIT CO LLC
CLEAR CHANNEL WORLDWIDE
EXPRO FINANCE LUXEMBOURG
Underwriters
BAC, DB, MS, GS, BCLY, CITI
CITI, CS, DB, GS
DB, GS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
FMCC 8.125 2020
CCU 9 1/4 12/15/19
EXPRO 8 1/2 12/15/16
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/14/2010
12/18/2009
12/14/2009
Total dollar amount of offering sold to QIBs
1,250,000,000
500,000,000
1,400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
1,250,000,000
500,000,000
1,400,000,000
Public offering price
100
98.32
96.21
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
1.50%
0.02%
0.02%
Rating
B1 /B-
B2/B
B1/B+
Current yield
7.8
9.25
8.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
715
602
622
DWS High Income Trust
225,000
225,000
0.02%
4.90%
3.48%
3/31/2010
$
DWS High Income VIP
100,000
100,000
0.01%
4.90%
2.40%
3/31/2010
$
DWS High Income Fund
685,000
685,000
0.05%
4.90%
2.77%
3/31/2010
$
DWS High Income Plus Fund
115,000
115,000
0.01%
4.90%
2.63%
3/31/2010
$
DWS Strategic Income Fund
100,000
100,000
0.01%
4.90%
2.08%
3/31/2010
$
DWS Multi Market Income Trust
1,410,000
1,410,000
0.11%
4.90%
3.41%
3/31/2010
$
DWS Strategic Income Trust
365,000
365,000
0.03%
4.90%
3.44%
3/31/2010
$
Total
3,000,000
3,000,000
0.26%
^The Security and Fund Performance is calculated
based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the
final sale date is listed. If a Fund still held the
security
as of the quarter-end, the quarter-end date is listed.
$
JP MORGAN
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
35906AAE8
35906AAE8
50178TAA5
690368AH8
Issuer
NEW COMMUNICATIONS SR NT
Bank of America
OVERSEAS SHIPHLDG GROUP
Underwriters
BAC, BCLY, CITI, CS, DB, JPM, MS, RBS
BAC, BCLY, CITI
CITI, HSBC, MS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
FTR 8.25 2017
LYO 8 11/01/17
OSG 8 1/8 03/30/18
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/30/2010
3/24/2010
3/24/2010
Total dollar amount of offering sold to QIBs
1,100,000,000
2,250,000,000
300,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
1,100,000,000
2,250,000,000
300,000,000
Public offering price
100
100.
98.56
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
7.74%
1.75%
Rating
Ba2 /BB
Ba3e/N/A
Ba3/BB-
Current yield
8.25
9.25
8.024691
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
771
477
495
DWS High Income Trust
409,388
409,388
100.00%
1.75%
0.00%
3/31/2010
$
DWS High Income VIP
399,306
399,306
100.00%
1.75%
0.00%
3/31/2010
$
DWS High Income Fund
3,204,288
3,204,288
100.00%
1.75%
0.00%
3/31/2010
$
DWS Strategic Income VIP
70,731
70,731
100.00%
1.75%
0.00%
3/31/2010
$
DWS Lifecycle Long Range Fund
35,406
35,406
100.00%
1.75%
-0.11%
3/31/2010
$
DWS High Income Plus Fund
712,638
712,638
100.00%
1.75%
0.50%
3/31/2010
$
DWS Strategic Income Fund
379,063
379,063
100.00%
1.75%
-0.21%
3/31/2010
$
DWS Multi Market Income Trust
505,444
505,444
100.00%
1.75%
0.00%
3/31/2010
$
DWS Strategic Income Trust
136,463
136,463
100.00%
1.75%
0.08%
3/31/2010
$
Total
5,852,726
5,852,726
182.65%
^The Security and Fund Performance is calculated
based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the
final sale date is listed. If a Fund still held the
security
as of the quarter-end, the quarter-end date is listed.
$
JP MORGAN
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
35906AAE8
35906AAE8
50178TAA5
690368AH8
Issuer
NEW COMMUNICATIONS SR NT
Bank of America
OVERSEAS SHIPHLDG GROUP
Underwriters
BAC, BCLY, CITI, CS, DB, JPM, MS, RBS
BAC, BCLY, CITI
CITI, HSBC, MS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
FTR 8.25 2017
LYO 8 11/01/17
OSG 8 1/8 03/30/18
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/30/2010
3/24/2010
3/24/2010
Total dollar amount of offering sold to QIBs
1,100,000,000
2,250,000,000
300,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
1,100,000,000
2,250,000,000
300,000,000
Public offering price
100
100.
98.56
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
7.74%
1.75%
Rating
Ba2 /BB
Ba3e/N/A
Ba3/BB-
Current yield
8.25
9.25
8.024691
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
771
477
495
DWS High Income Trust
409,388
409,388
100.00%
1.75%
0.00%
3/31/2010
$
DWS High Income VIP
399,306
399,306
100.00%
1.75%
0.00%
3/31/2010
$
DWS High Income Fund
3,204,288
3,204,288
100.00%
1.75%
0.00%
3/31/2010
$
DWS Strategic Income VIP
70,731
70,731
100.00%
1.75%
0.00%
3/31/2010
$
DWS Lifecycle Long Range Fund
35,406
35,406
100.00%
1.75%
-0.11%
3/31/2010
$
DWS High Income Plus Fund
712,638
712,638
100.00%
1.75%
0.50%
3/31/2010
$
DWS Strategic Income Fund
379,063
379,063
100.00%
1.75%
-0.21%
3/31/2010
$
DWS Multi Market Income Trust
505,444
505,444
100.00%
1.75%
0.00%
3/31/2010
$
DWS Strategic Income Trust
136,463
136,463
100.00%
1.75%
0.08%
3/31/2010
$
Total
5,852,726
5,852,726
182.65%
^The Security and Fund Performance is
calculated based on information provided by
State Street Bank.
*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the
security as of the quarter-end, the quarter-end date
 is listed.
$
BARCLAYS
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
431318AJ3
92203PAD8
695459AE7
Issuer
HILCORP ENERGY I LP
VANGUARD HLT HDG LLC/INC
PAETEC HOLDING CORP
Underwriters
BCLY, BMO, DB, JPM, WELLS,
JPM, DB
BAC, DB, CS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
HILCRP 8 2020
VANGUA 8 02/01/24
PAET 8 7/8 06/30/17
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/3/2010
1/20/2010
1/7/2010
Total dollar amount of offering sold to QIBs
300,000,000
950,000,000
300,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
300,000,000
950,000,000
300,000,000
Public offering price
98.32
98.32
100.53
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
0.02%
0.02%
Rating
B2/ BB-
B3/CCC+
NR/NR
Current yield
8.3
8
8.875
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
455
494
539
DWS High Income Trust
205,000
201,556
0.07%
-1.34%
3.71%
3/31/2010
$
DWS High Income VIP
215,000
211,388
0.07%
-1.34%
2.71%
3/31/2010
$
DWS High Income Fund
1,660,000
1,632,112
0.54%
-1.34%
2.94%
3/31/2010
$
DWS Strategic Income VIP
35,000
34,412
0.01%
-1.34%
2.38%
3/31/2010
$
DWS Lifecycle Long Range Fund
20,000
19,664
0.01%
-1.34%
4.68%
3/31/2010
$
DWS High Income Plus Fund
355,000
349,036
0.12%
-1.34%
2.88%
3/31/2010
$
DWS Strategic Income Fund
185,000
181,892
0.06%
-1.34%
2.48%
3/31/2010
$
DWS Multi Market Income Trust
255,000
250,716
0.08%
-1.34%
3.86%
3/31/2010
$
DWS Strategic Income Trust
70,000
68,824
0.02%
-1.34%
3.92%
3/31/2010
$
Total
3,000,000
2,949,450
0.98%
^The Security and Fund Performance is calculated
based
on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the
final
sale date is listed. If a Fund still held the security as
of the quarter-end,
the quarter-end date is listed.
$
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
50075NBA1
43474TAA1
31572UAA4
Issuer
KRAFT FOODS INC (KFT 5.375
HOLCIM LTD
FIBRIA OVERSEAS FINANCE
Underwriters
BAC, CITI, DB
BAC, DB, JPM
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
KRAFT FOODS INC (KFT 5.375
HILCRP 8 02/15/44
EXPRO 8 1/2 12/15/16
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/4/2010
9/24/2009
10/26/2009
Total dollar amount of offering sold to QIBs
1,730,000
300,000,000
1,400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
1,730,000
300,000,000
1,400,000,000
Public offering price
..01
98.32
99.2
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
0.00%
0.00%
0.00%
Rating
/
Baa2/BBB
Ba1/BB
Current yield
0
6
9.25
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
0
280
99.2
DWS High Income Trust
1,730,000
1,715,745
99.18%
1.87%
-1.23%
2/17/2010
$
DWS Core Fixed Income VIP
250,000
247,940
99.18%
2.48%
0.00%
3/31/2010
$
DWS Strategic Income VIP
290,000
287,610
99.18%
2.48%
2.38%
3/31/2010
$
DWS Core Fixed Income Fund
1,600,000
1,586,816
99.18%
2.48%
0.23%
3/31/2010
$
DWS Balanced VIP
200,000
198,352
99.18%
2.48%
6.50%
3/31/2010
$
DWS Balanced Fund
735,000
728,944
99.18%
2.48%
6.56%
3/31/2010
$
DWS Strategic Income Fund
1,710,000
1,695,910
99.18%
2.48%
2.48%
3/31/2010
$
DWS Global Bond Fund
720,000
714,067
99.18%
2.48%
-4.00%
3/31/2010
$
DWS Core Plus Income Fund
1,530,000
1,517,393
99.18%
2.48%
0.86%
3/31/2010
$
DWS Multi Market Income Trust
2,570,000
2,548,823
99.18%
2.48%
4.08%
3/31/2010
$
DWS Strategic Income Trust
700,000
694,232
99.18%
2.48%
4.08%
3/31/2010
$
DWS Bond VIP
635,000
629,768
99.18%
2.48%
0.53%
3/31/2010
$
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
50178TAA5
097751AS0
701081AS0
Issuer
LBI ESCROW CORP (LYO 8 2017)
BOMBARDIER INC
PARKER DRILLING CO
Underwriters
DB, MS, UBS
BAS, RBS, BCLY
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
LBI ESCROW CORP (LYO 8 2017)
BOMB 7 1/2 03/15/20
PKD 9 1/8 04/01/18
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/24/2010
3/15/2010
3/11/2010
Total dollar amount of offering sold to QIBs
360,000
650,000,000
300,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
360,000
650,000,000
300,000,000
Public offering price
..01
98.32
100.
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
0.00%
0.02%
0.02%
Rating
/
Ba2/BB+
B1/B+
Current yield
0
7.5
9.125
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
0
415
576
DWS High Income VIP
360,000
360,000
100.00%
3.75%
0.29%
3/31/2010
$
DWS High Income Fund
2,535,000
2,535,000
100.00%
3.75%
0.43%
3/31/2010
$
DWS Strategic Income VIP
100,000
100,000
100.00%
3.75%
0.17%
3/31/2010
$
DWS Lifecycle Long Range Fund
100,000
100,000
100.00%
3.75%
0.36%
3/31/2010
$
DWS High Income Plus Fund
570,000
570,000
100.00%
3.75%
0.80%
3/31/2010
$
DWS Strategic Income Fund
830,000
830,000
100.00%
3.75%
0.21%
3/31/2010
$
DWS Multi Market Income Trust
760,000
760,000
100.00%
3.75%
0.43%
3/31/2010
$
DWS Strategic Income Trust
245,000
245,000
100.00%
3.75%
0.46%
3/31/2010
$
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
527298AN3
18451QAA6
302203AA2
Issuer
LEVEL 3 FINANCING INC (LVLT 10
CLEAR CHANNEL WORLDWIDE
EXPRO FINANCE LUXEMBOURG
Underwriters
CITI, CS, DB, GS
DB, GS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
LEVEL 3 FINANCING INC (LVLT 10
CCU 9 1/4 12/15/23
EXPRO 8 1/2 12/15/16
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/5/2010
12/18/2009
12/14/2009
Total dollar amount of offering sold to QIBs
115,000
500,000,000
1,400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
115,000
500,000,000
1,400,000,000
Public offering price
..01
98.32
96.21
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
0.00%
0.02%
0.02%
Rating
/
B2/B
B1/B+
Current yield
0
9.25
8.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
0
602
622
DWS High Income Trust
115,000
112,679
97.98%
1.55%
0.55%
1/6/2010
$
DWS High Income VIP
235,000
230,258
97.98%
1.55%
0.45%
1/6/2010
$
DWS High Income Fund
1,825,000
1,788,172
97.98%
1.55%
0.43%
1/6/2010
$
DWS Strategic Income VIP
35,000
34,294
97.98%
1.55%
0.34%
1/6/2010
$
DWS Lifecycle Long Range Fund
20,000
19,596
97.98%
1.55%
0.12%
1/6/2010
$
DWS High Income Plus Fund
395,000
387,029
97.98%
1.55%
0.46%
1/6/2010
$
DWS Strategic Income Fund
195,000
191,065
97.98%
1.55%
0.43%
1/6/2010
$
DWS Multi Market Income Trust
140,000
137,175
97.98%
1.55%
0.43%
1/6/2010
$
DWS Strategic Income Trust
40,000
39,193
97.98%
1.55%
0.46%
1/6/2010
$
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
552953BP5
431318AJ3
563571AG3
Issuer
MGM MIRAGE (MGM 9 2020)
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
BCLY, DB, JPM
BAML, DB, JPM
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
MGM MIRAGE (MGM 9 2020)
HILCRP 8 02/15/44
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/9/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to QIBs
280,000
300,000,000
400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
280,000
300,000,000
400,000,000
Public offering price
..01
98.32
100.
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
0.00%
0.02%
0.02%
Rating
/
B2/BB-
Caa1/BB-
Current yield
0
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
0
455
609
DWS High Income Trust
280,000
280,000
100.00%
3.00%
1.72%
3/31/2010
$
DWS High Income VIP
145,000
145,000
100.00%
3.00%
1.19%
3/31/2010
$
DWS High Income Fund
1,315,000
1,315,000
100.00%
3.00%
1.34%
3/31/2010
$
DWS Strategic Income VIP
65,000
65,000
100.00%
3.00%
0.75%
3/31/2010
$
DWS Lifecycle Long Range Fund
85,000
85,000
100.00%
3.00%
1.55%
3/31/2010
$
DWS High Income Plus Fund
400,000
400,000
100.00%
3.00%
1.26%
3/31/2010
$
DWS Strategic Income Fund
460,000
460,000
100.00%
3.00%
0.69%
3/31/2010
$
DWS Multi Market Income Trust
590,000
590,000
100.00%
3.00%
1.61%
3/31/2010
$
DWS Strategic Income Trust
160,000
160,000
100.00%
3.00%
1.64%
3/31/2010
$
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
563571AG3
92203PAD8
695459AE7
Issuer
MANITOWOC CO INC/THE (MTW
VANGUARD HLT HDG LLC/INC
PAETEC HOLDING CORP
Underwriters
JPM, DB
BAML, DB, CS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
MANITOWOC CO INC/THE (MTW
VANGUA 8 02/01/24
PAET 8 7/8 06/30/17
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/3/2010
1/20/2010
1/7/2010
Total dollar amount of offering sold to QIBs
70,000
950,000,000
300,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
70,000
950,000,000
300,000,000
Public offering price
..01
98.32
100.53
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
0.00%
0.02%
0.02%
Rating
/
B3/CCC+
NR/NR
Current yield
0
8
8.875
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
0
494
539
DWS High Income Trust
70,000
70,000
100.00%
1.50%
0.00%
2/3/2010
$
DWS High Income VIP
70,000
70,000
100.00%
1.50%
0.00%
2/3/2010
$
DWS High Income Fund
550,000
550,000
100.00%
1.50%
0.00%
2/3/2010
$
DWS Strategic Income VIP
10,000
10,000
100.00%
1.50%
0.00%
2/3/2010
$
DWS Lifecycle Long Range Fund
10,000
10,000
100.00%
1.50%
0.00%
2/3/2010
$
DWS High Income Plus Fund
120,000
120,000
100.00%
1.50%
0.00%
2/3/2010
$
DWS Strategic Income Fund
60,000
60,000
100.00%
1.50%
0.00%
2/3/2010
$
DWS Multi Market Income Trust
85,000
85,000
100.00%
1.50%
0.00%
2/3/2010
$
DWS Strategic Income Trust
25,000
25,000
100.00%
1.50%
0.00%
2/3/2010
$
CITI
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
690368AH8
097751AS0
701081AS0
Issuer
OVERSEAS SHIPHOLDING
BOMBARDIER INC
PARKER DRILLING CO
Underwriters
CITI, HSBC, MS, DB, GS, ING
DB, MS, UBS
BAC, RBS, BCLY
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
OSG 8 1/8 03/30/18
BOMB 7 1/2 03/15/20
PKD 9 1/8 04/01/18
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/24/2010
3/15/2010
3/11/2010
Total dollar amount of offering sold to QIBs
300,000,000
650,000,000
300,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
300,000,000
650,000,000
300,000,000
Public offering price
98.56
98.32
100.
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
1.75%
0.02%
0.02%
Rating
Ba3 /BB-
Ba2/BB+
B1/B+
Current yield
8.0
7.5
9.125
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
495
415
576
DWS High Income Trust
210,000
206,976
0.07%
0.57%
0.00%
3/24/2010
$
DWS High Income VIP
205,000
202,048
0.07%
0.57%
0.00%
3/24/2010
$
DWS High Income Fund
1,665,000
1,641,024
0.56%
0.57%
0.00%
3/24/2010
$
DWS Strategic Income VIP
35,000
34,496
0.01%
0.59%
0.00%
3/24/2010
$
DWS Lifecycle Long Range Fund
15,000
14,784
0.01%
0.61%
0.00%
3/24/2010
$
DWS High Income Plus Fund
365,000
359,744
0.12%
0.57%
0.00%
3/24/2010
$
DWS Strategic Income Fund
190,000
187,264
0.06%
0.57%
0.00%
3/24/2010
$
DWS Multi Market Income Trust
250,000
246,400
0.08%
0.57%
0.00%
3/24/2010
$
DWS Strategic Income Trust
65,000
64,064
0.02%
0.56%
0.00%
3/24/2010
$
Total
3,000,000
2,956,800
1.0%
^The Security and Fund Performance is calculated
based on i
nformation provided by State Street Bank.
*If a Fund executed multiple sales of a security, the
final sale
date is listed. If a Fund still held the security as of
the quarter-end,
 the quarter-end date is listed.
$
BANK OF AMERICA
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
695459AE7
18451QAA6
302203AA2
Issuer
PAETEC HOLDING CORP
CLEAR CHANNEL WORLDWIDE
EXPRO FINANCE LUXEMBOURG
Underwriters
BAC, DB, CS, WELLS
CITI, CS, DB, GS
DB, GS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
PAET 8.875 2017
CCU 9 1/4 12/15/23
EXPRO 8 1/2 12/15/16
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/7/2010
12/18/2009
12/14/2009
Total dollar amount of offering sold to QIBs
300,000,000
500,000,000
1,400,000,000
Total dollar amount of any concurrent public offering
-
-
Total
300,000,000
500,000,000
1,400,000,000
Public offering price
100.53
98.32
96.21
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.13%
0.02%
0.02%
Rating
B1 /Be
B2/B
B1/B+
Current yield
8.6
9.25
8.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
539
602
622
DWS High Income Trust
155,000
155,821
0.05%
0.60%
0.00%
1/7/2010
$
DWS High Income VIP
315,000
316,669
0.11%
0.56%
0.00%
1/7/2010
$
DWS High Income Fund
2,440,000
2,452,932
0.81%
0.56%
0.00%
1/7/2010
$
DWS Strategic Income VIP
45,000
45,238
0.02%
0.54%
0.00%
1/7/2010
$
DWS Lifecycle Long Range Fund
25,000
25,132
0.01%
0.52%
0.00%
1/7/2010
$
DWS High Income Plus Fund
525,000
527,782
0.18%
0.56%
0.00%
1/7/2010
$
DWS Strategic Income Fund
260,000
261,378
0.09%
0.56%
0.00%
1/7/2010
$
DWS Multi Market Income Trust
185,000
185,980
0.06%
0.60%
0.00%
1/7/2010
$
DWS Strategic Income Trust
50,000
50,265
0.02%
0.59%
0.00%
1/7/2010
$
Total
4,000,000
4,021,200
1.33%
^The Security and Fund Performance is calculated
based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the
 final sale date is listed. If a Fund still held the
security
as of the quarter-end, the quarter-end date is listed.
$
BANK OF AMERICA
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
695459AE7
18451QAA6
302203AA2
Issuer
PAETEC HOLDING CORP
CLEAR CHANNEL WORLDWIDE
EXPRO FINANCE LUXEMBOURG
Underwriters
BAC, DB, CS, WELLS
CITI, CS, DB, GS
DB, GS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
PAET 8.875 2017
CCU 9 1/4 12/15/23
EXPRO 8 1/2 12/15/16
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/7/2010
12/18/2009
12/14/2009
Total dollar amount of offering sold to QIBs
300,000,000
500,000,000
1,400,000,000
Total dollar amount of any concurrent public offering
-
-
Total
300,000,000
500,000,000
1,400,000,000
Public offering price
100.53
98.32
96.21
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.13%
0.02%
0.02%
Rating
B1 /Be
B2/B
B1/B+
Current yield
8.6
9.25
8.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
539
602
622
DWS High Income Trust
155,000
155,821
0.05%
0.60%
0.00%
1/7/2010
$
DWS High Income VIP
315,000
316,669
0.11%
0.56%
0.00%
1/7/2010
$
DWS High Income Fund
2,440,000
2,452,932
0.81%
0.56%
0.00%
1/7/2010
$
DWS Strategic Income VIP
45,000
45,238
0.02%
0.54%
0.00%
1/7/2010
$
DWS Lifecycle Long Range Fund
25,000
25,132
0.01%
0.52%
0.00%
1/7/2010
$
DWS High Income Plus Fund
525,000
527,782
0.18%
0.56%
0.00%
1/7/2010
$
DWS Strategic Income Fund
260,000
261,378
0.09%
0.56%
0.00%
1/7/2010
$
DWS Multi Market Income Trust
185,000
185,980
0.06%
0.60%
0.00%
1/7/2010
$
DWS Strategic Income Trust
50,000
50,265
0.02%
0.59%
0.00%
1/7/2010
$
Total
4,000,000
4,021,200
1.33%
^The Security and Fund Performance is calculated
 based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the
 final sale date is listed. If a Fund still held the
security
as of the quarter-end, the quarter-end date is listed.
$
BANK OF AMERICA
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
701081AS0
431318AJ3
563571AG3
Issuer
PARKER DRILLING CO
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
BAC, BCLY, CS, DB, HSBC, WELLS
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
PKD 9.125 2018
HILCRP 8 02/15/44
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/11/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to QIBs
300,000,000
300,000,000
400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
300,000,000
300,000,000
400,000,000
Public offering price
100
98.32
100.
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.25%
0.02%
0.02%
Rating
B1 /B+
B2/BB-
Caa1/BB-
Current yield
8.96
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
576
455
609
DWS High Income Trust
175,000
175,000
0.06%
2.50%
0.00%
3/11/2010
$
DWS High Income VIP
170,000
170,000
0.06%
2.50%
0.00%
3/11/2010
$
DWS High Income Fund
1,375,000
1,375,000
0.46%
2.50%
0.00%
3/11/2010
$
DWS Strategic Income VIP
30,000
30,000
0.01%
2.50%
0.00%
3/11/2010
$
DWS Lifecycle Long Range Fund
15,000
15,000
0.01%
2.50%
0.00%
3/11/2010
$
DWS High Income Plus Fund
305,000
305,000
0.10%
2.50%
0.00%
3/11/2010
$
DWS Strategic Income Fund
160,000
160,000
0.05%
2.50%
0.00%
3/11/2010
$
DWS Multi Market Income Trust
215,000
215,000
0.07%
2.50%
0.00%
3/11/2010
$
DWS Strategic Income Trust
55,000
55,000
0.02%
2.50%
0.00%
3/11/2010
$
Total
2,500,000
2,500,000
0.83%
The Security and Fund Performance is
calculated based on information provided by State
Street Bank.
If a Fund executed multiple sales of a security,
the final sale date is listed. If a Fund still held the
security as of the quarter-end, the quarter-end date
is listed.
$
BANK OF AMERICA
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
701081AS0
431318AJ3
563571AG3
Issuer
PARKER DRILLING CO
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
BAC, BCLY, CS, DB, HSBC, WELLS
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
PKD 9.125 2018
HILCRP 8 02/15/44
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/11/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to QIBs
300,000,000
300,000,000
400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
300,000,000
300,000,000
400,000,000
Public offering price
100
98.32
100.
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.25%
0.02%
0.02%
Rating
B1 /B+
B2/BB-
Caa1/BB-
Current yield
8.96
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
576
455
609
DWS High Income Trust
175,000
175,000
0.06%
2.50%
0.00%
3/11/2010
$
DWS High Income VIP
170,000
170,000
0.06%
2.50%
0.00%
3/11/2010
$
DWS High Income Fund
1,375,000
1,375,000
0.46%
2.50%
0.00%
3/11/2010
$
DWS Strategic Income VIP
30,000
30,000
0.01%
2.50%
0.00%
3/11/2010
$
DWS Lifecycle Long Range Fund
15,000
15,000
0.01%
2.50%
0.00%
3/11/2010
$
DWS High Income Plus Fund
305,000
305,000
0.10%
2.50%
0.00%
3/11/2010
$
DWS Strategic Income Fund
160,000
160,000
0.05%
2.50%
0.00%
3/11/2010
$
DWS Multi Market Income Trust
215,000
215,000
0.07%
2.50%
0.00%
3/11/2010
$
DWS Strategic Income Trust
55,000
55,000
0.02%
2.50%
0.00%
3/11/2010
$
Total
2,500,000
2,500,000
0.83%
The Security and Fund Performance is
calculated based on information provided
 by State Street Bank.
If a Fund executed multiple sales of a security,
the final sale date is listed. If a Fund still held the
security
as of the quarter-end, the quarter-end date is listed.
$
2.75%
JEFFRIES
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
717148AA8
50178TAA5
690368AH8
Issuer
PHARMANET DEVELOPMENT
LBI Escrow Corp
OVERSEAS SHIPHLDG GROUP
Underwriters
DB, JEFFRIES
BAC
CITI, HSBC, MS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
PHARMANET DEVELOPMENT
LYO 8 11/01/17
OSG 8 1/8 03/30/18
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/31/2010
3/24/2010
3/24/2010
Total dollar amount of offering sold to QIBs
185,000,000
2,250,000,000
300,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
185,000,000
2,250,000,000
300,000,000
Public offering price
100
100.
98.56
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
7.74%
1.75%
Rating
B3 /B+
Ba3e/N/A
Ba3/BB-
Current yield
10.88
8
8.02
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
1034
477
495
DWS High Income Trust
105,000
105,000
0.02%
1.25%
0.00%
3/31/2010
$
DWS High Income VIP
100,000
100,000
0.02%
1.25%
0.00%
3/31/2010
$
DWS High Income Fund
820,000
820,000
0.16%
1.25%
0.00%
3/31/2010
$
DWS Strategic Income VIP
20,000
20,000
0.00%
1.25%
0.00%
3/31/2010
$
DWS Lifecycle Long Range Fund
10,000
10,000
0.00%
1.25%
0.00%
3/31/2010
$
DWS High Income Plus Fund
180,000
180,000
0.04%
1.25%
0.00%
3/31/2010
$
DWS Strategic Income Fund
100,000
100,000
0.02%
1.25%
0.00%
3/31/2010
$
DWS Multi Market Income Trust
130,000
130,000
0.03%
1.25%
0.00%
3/31/2010
$
DWS Strategic Income Trust
35,000
35,000
0.01%
1.25%
0.00%
3/31/2010
$
Total
1,500,000
1,500,000
0.30%
The Security and Fund Performance is
calculated based on information provided
by State Street Bank.
If a Fund executed multiple sales of a security,
the final sale date is listed. If a Fund still held the
security
as of the quarter-end, the quarter-end date is listed.
$
BANK OF AMERICA
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
723655AA4
431318AJ3
563571AG3
Issuer
PIONEER DRILLING CO
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
BAC, GS, WELLS, DB, HSBC
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
PDC 9.875 2018
HILCRP 8 02/15/44
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/4/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to QIBs
250,000,000
300,000,000
400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
250,000,000
300,000,000
400,000,000
Public offering price
99.75
98.32
100.
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.50%
0.02%
0.02%
Rating
B3 / B
B2/BB-
Caa1/BB-
Current yield
10
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
743
455
609
DWS High Income Trust
95,000
94,763
0.04%
2.09%
0.00%
3/4/2010
$
DWS High Income VIP
185,000
184,538
0.07%
2.09%
0.00%
3/4/2010
$
DWS High Income Fund
1,520,000
1,516,200
0.61%
2.09%
0.00%
3/4/2010
$
DWS Strategic Income VIP
30,000
29,925
0.01%
2.09%
0.00%
3/4/2010
$
DWS Lifecycle Long Range Fund
15,000
14,963
0.01%
2.09%
0.00%
3/4/2010
$
DWS High Income Plus Fund
335,000
334,163
0.13%
2.09%
0.00%
3/4/2010
$
DWS Strategic Income Fund
175,000
174,563
0.07%
2.09%
0.00%
3/4/2010
$
DWS Multi Market Income Trust
115,000
114,713
0.05%
2.09%
0.00%
3/4/2010
$
DWS Strategic Income Trust
30,000
29,925
0.01%
2.09%
0.00%
3/4/2010
$
Total
2,500,000
2,493,750
1.00%
The Security and Fund Performance is
calculated based on information provided
by State Street Bank.
If a Fund executed multiple sales of a security,
the final sale date is listed. If a Fund still held the
security
as of the quarter-end, the quarter-end date is listed.
$
BARCLAYS
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
749121CB3
18451QAA6
302203AA2
Issuer
QWEST COMMUNICATIONS
CLEAR CHANNEL WORLDWIDE
EXPRO FINANCE LUXEMBOURG
Underwriters
BAC, BCLY, CITI, DB, GS, JPM, MS, WELLS, CS,
SUNTRST
CITI, CS, DB, GS
DB, GS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
QUS 7 1/8 04/01/18
CCU 9 1/4 12/15/23
EXPRO 8 1/2 12/15/16
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/7/2010
12/18/2009
12/14/2009
Total dollar amount of offering sold to QIBs
800,000,000
500,000,000
1,400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
800,000,000
500,000,000
1,400,000,000
Public offering price
98.44
98.32
96.21
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
1.50%
0.02%
0.02%
Rating
Ba3 /B+
B2/B
B1/B+
Current yield
6.9
9.25
8.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
378
602
622
DWS High Income Trust
350,000
344,540
0.04%
6.16%
3.69%
3/31/2010
$
DWS High Income VIP
355,000
349,462
0.04%
6.16%
2.55%
3/31/2010
$
DWS High Income Fund
2,770,000
2,726,788
0.35%
6.16%
2.77%
3/31/2010
$
DWS Strategic Income VIP
55,000
54,142
0.01%
6.16%
2.46%
3/31/2010
$
DWS Lifecycle Long Range Fund
30,000
29,532
0.00%
6.16%
2.04%
3/31/2010
$
DWS High Income Plus Fund
600,000
590,640
0.08%
6.16%
2.63%
3/31/2010
$
DWS Strategic Income Fund
295,000
290,398
0.04%
6.16%
2.51%
3/31/2010
$
DWS Multi Market Income Trust
425,000
418,370
0.05%
6.16%
3.62%
3/31/2010
$
DWS Strategic Income Trust
120,000
118,128
0.02%
6.16%
3.71%
3/31/2010
$
Total
5,000,000
4,922,000
0.63%
^The Security and Fund Performance is
calculated based on information provided by
State Street Bank.
*If a Fund executed multiple sales of a security,
the final sale date is listed. If a Fund still held the
security as of the quarter-end, the quarter-end date
is listed.
$
BANK OF AMERICA
SLM CORP
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
78442FEJ3
431318AJ3
563571AG3
Issuer
SLM CORP
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
BAC, BCLY, JPM, CS, DB, RBC, RBS
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
SLMA 8 2020
HILCRP 8 02/15/44
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/17/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to QIBs
1,500,000,000
300,000,000
400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
1,500,000,000
300,000,000
400,000,000
Public offering price
98.32
98.32
100.
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
0.25%
0.02%
0.02%
Rating
Ba1 /BBB-
B2/BB-
Caa1/BB-
Current yield
8.2
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
513
455
609
DWS High Income Trust
140,000
137,648
0.01%
-1.34%
0.97%
3/31/2010
$
DWS High Income VIP
135,000
132,732
0.01%
-1.34%
0.74%
3/31/2010
$
DWS High Income Fund
1,105,000
1,086,436
0.07%
-1.34%
0.91%
3/31/2010
$
DWS Strategic Income VIP
25,000
24,580
0.00%
-1.34%
0.33%
3/31/2010
$
DWS Lifecycle Long Range Fund
10,000
9,832
0.00%
-1.34%
-0.01%
3/31/2010
$
DWS High Income Plus Fund
245,000
240,884
0.02%
-1.34%
0.96%
3/31/2010
$
DWS Strategic Income Fund
125,000
122,900
0.01%
-1.34%
0.26%
3/31/2010
$
DWS Multi Market Income Trust
170,000
167,144
0.01%
-1.34%
0.75%
3/31/2010
$
DWS Strategic Income Trust
45,000
44,244
0.00%
-1.34%
0.76%
3/31/2010
$
Total
2,000,000
1,966,400
0.13%
^The Security and Fund Performance is
calculated based on information provided by State
Street Bank.
*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the
security as of the quarter-end, the quarter-end date
is listed.
$
CREDIT SUISSE
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
87311XAA6
431318AJ3
563571AG3
Issuer
TW TELECOM HOLDINGS INC
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
CS, WELLS, CITI, DB, MS
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
TWTC 8 2018
HILCRP 8 02/15/44
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/4/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to QIBs
430,000,000
300,000,000
400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
430,000,000
300,000,000
400,000,000
Public offering price
99.28
98.32
100.
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
1.75%
0.02%
0.02%
Rating
B2 / B-
B2/BB-
Caa1/BB-
Current yield
7.8
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
488
455
609
DWS High Income Trust
140,000
138,998
0.03%
2.94%
2.60%
3/31/2010
$
DWS High Income VIP
135,000
134,033
0.03%
2.94%
1.94%
3/31/2010
$
DWS High Income Fund
1,105,000
1,097,088
0.26%
2.94%
2.22%
3/31/2010
$
DWS Strategic Income VIP
25,000
24,821
0.01%
2.94%
1.17%
3/31/2010
$
DWS Lifecycle Long Range Fund
10,000
9,928
0.00%
2.94%
2.65%
3/31/2010
$
DWS High Income Plus Fund
245,000
243,246
0.06%
2.94%
2.03%
3/31/2010
$
DWS Strategic Income Fund
125,000
124,105
0.03%
2.94%
1.12%
3/31/2010
$
DWS Multi Market Income Trust
170,000
168,783
0.04%
2.94%
2.48%
3/31/2010
$
DWS Strategic Income Trust
45,000
44,678
0.01%
2.94%
2.50%
3/31/2010
$
Total
2,000,000
1,985,680
0.47%
^The Security and Fund Performance is
calculated based on information provided by State
Street Bank.
*If a Fund executed multiple sales of a security,
the final sale date is listed. If a Fund still held the
security
as of the quarter-end, the quarter-end date is listed.
$
JP MORGAN
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
87900YAA1
18451QAA6
302203AA2
Issuer
TEEKAY CORP
CLEAR CHANNEL WORLDWIDE
EXPRO FINANCE LUXEMBOURG
Underwriters
CITI, DB, JPM, BNP, ING
CITI, CS, DB, GS
DB, GS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
TEEKAY CORP
CCU 9 1/4 12/15/23
EXPRO 8 1/2 12/15/16
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/15/2010
12/18/2009
12/14/2009
Total dollar amount of offering sold to QIBs
450,000,000
500,000,000
1,400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
450,000,000
500,000,000
1,400,000,000
Public offering price
99.18
98.32
96.21
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
1.70%
0.02%
0.02%
Rating
B1 /BB
B2/B
B1/B+
Current yield
8.2
9.25
8.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
492
602
622
DWS High Income Trust
40,000
39,672
0.01%
2.59%
0.00%
1/15/2010
$
DWS High Income VIP
80,000
79,344
0.02%
2.59%
0.00%
1/15/2010
$
DWS High Income Fund
605,000
600,039
0.13%
2.59%
0.00%
1/15/2010
$
DWS Strategic Income VIP
10,000
9,918
0.00%
2.59%
0.00%
1/15/2010
$
DWS Lifecycle Long Range Fund
10,000
9,918
0.00%
2.59%
0.00%
1/15/2010
$
DWS High Income Plus Fund
130,000
128,934
0.03%
2.59%
0.00%
1/15/2010
$
DWS Strategic Income Fund
65,000
64,467
0.01%
2.59%
0.00%
1/15/2010
$
DWS Multi Market Income Trust
45,000
44,631
0.01%
2.59%
0.00%
1/15/2010
$
DWS Strategic Income Trust
15,000
14,877
0.00%
2.59%
0.00%
1/15/2010
$
Total
1,000,000
991,800
0.22%
^The Security and Fund Performance is calculated
 based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
$

BANK OF AMERICA
Co-Manager
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
92203PAD8
18451QAA6
302203AA2
Issuer
VANGUARD HEALTH HLDG CO
CLEAR CHANNEL WORLDWIDE
EXPRO FINANCE LUXEMBOURG
Underwriters
BAC, BCLY, CITI, DB, GS, MS
CITI, CS, DB, GS
DB, GS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
VANGUA 8 2018
CCU 9 1/4 12/15/23
EXPRO 8 1/2 12/15/16
Is the affiliate a manager or co-manager of
offering?
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/20/2010
12/18/2009
12/14/2009
Total dollar amount of offering sold to QIBs
950,000,000
500,000,000
1,400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
950,000,000
500,000,000
1,400,000,000
Public offering price
98.56
98.32
96.21
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
0.02%
0.02%
Rating
B3 / CCC+
B2/B
B1/B+
Current yield
8.2
9.25
8.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
494
602
622
DWS High Income Trust
425,000
418,880
0.04%
-0.11%
3.48%
3/31/2010
$
DWS High Income VIP
430,000
423,808
0.05%
-0.11%
2.40%
3/31/2010
$
DWS High Income Fund
3,320,000
3,272,192
0.35%
-0.11%
2.77%
3/31/2010
$
DWS Strategic Income VIP
65,000
64,064
0.01%
-0.11%
2.03%
3/31/2010
$
DWS Lifecycle Long Range Fund
30,000
29,568
0.00%
-0.11%
1.91%
3/31/2010
$
DWS High Income Plus Fund
715,000
704,704
0.08%
-0.11%
2.94%
3/31/2010
$
DWS Strategic Income Fund
360,000
354,816
0.04%
-0.11%
2.08%
3/31/2010
$
DWS Multi Market Income Trust
515,000
507,584
0.05%
-0.11%
3.52%
3/31/2010
$
DWS Strategic Income Trust
140,000
137,984
0.01%
-0.11%
3.52%
3/31/2010
$
Total
6,000,000
5,913,600
0.63%
^The Security and Fund Performance is calculated based on
 information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
$